Amendment No. 1
                                       to
                         APL/TMM SPACE CHARTER AGREEMENT


       This Amendment of the APL/TMM Space Charter Agreement dated November 9,

1993 between American President Lines, Ltd. and Transportacion Maritima

Mexicana, S.A. de C.V. (FMC Agreement No. 203-011435) is entered into as of the

26th day of April,  1994 by the same parties, each in its same capacity.

       WHEREAS, the parties to said Agreement wish to amend their Agreement to provide for certain undertakings with respect to the reciprocal purchase of stock and changes in control;

       The parties agree as follows:

          I.   Original Page No. 6 of the Agreement is hereby amended by

               substituting lst Revised Page No. 6 in place thereof.

        II.    Original Page No. 15 of the Agreement is hereby amended by substituting lst Revised Page No. 15 and Original Page No. 15 a.

               in place of Original Page 15.

        III.   Except as expressly amended hereby, the Agreement shall continue in full force and effect.

        IV.    This Amendment No. 1 shall be filed with the Federal Maritime

               Commission and shall become effective pursuant to the Shipping

               Act of 1984.



AMERICAN PRESIDENT                                TRANSPORTACION MARITIMA
   LINES, LTD.                                       MEXICANA, S.A. DE C.V.



By:      J. Hayashi                               By:  Francisco Lopez Barredo
       J. Hayashi                                     Francisco LopezBarredo
      Title: President                                Title   President